EXHIBIT 10(a)



                 CONSENT OF WEINICK SANDERS LEVENTHAL & CO., LLP
                   (INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS)








We consent to the use in Amendment No. 2 to the Registration Statement of SearchHelp, Inc. on Form SB-2, SEC File #33-97687, under the Securities Act of 1933 of our report dated March 15, 2002 and to the reference to our firm under the heading "Experts" in the Prospectus.







                                        /s/ WEINICK SANDERS LEVENTHAL & CO., LLP




New York, New York
November 12, 2002